SCHEDULE D
TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes
(Amended as of August 10, 2006)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares
JPMorgan California Municipal Money Market Fund — Morgan Class Shares	JPMorgan California Tax Free Money Market Fund — Morgan Class Shares
JPMorgan California Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Federal Money Market Fund — Morgan Class Shares	JPMorgan Federal Money Market Fund — Morgan Class Shares
JPMorgan Federal Money Market Fund — Reserve Class Shares	JPMorgan Federal Money Market Fund — Reserve Class Shares
JPMorgan New York Municipal Market Fund — Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund — Morgan Class Shares
JPMorgan New York Municipal Market Fund — Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund — Reserve Class Shares
JPMorgan New York Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Prime Money Market Fund — Reserve Class Shares	JPMorgan Prime Money Market Fund — Reserve Class Shares
JPMorgan Prime Money Market Fund — Cash Management Shares	JPMorgan Prime Money Market Fund — Cash Management Shares
JPMorgan Tax Free Money Market Fund — Morgan Class Shares	JPMorgan Tax Free Money Market Fund — Morgan Class Shares
JPMorgan Tax Free Money Market Fund — Reserve Class Shares	JPMorgan Tax Free Money Market Fund — Reserve Class Shares
JPMorgan U.S. Government Money Market Fund — Morgan Class Shares	One Group Government Money Market Fund — Morgan Class Shares
JPMorgan U.S. Government Money Market Fund — Reserve Class Shares	One Group Government Money Market Fund — Class A Shares
JPMorgan U.S. Government Money Market Fund —Service Shares	N/A
JPMorgan Michigan Municipal Money Market Fund — Reserve Class Shares	One Group Michigan Municipal Money Market Fund—Class A Shares
JPMorgan Michigan Municipal Money Market Fund — Morgan Class Shares	One Group Michigan Municipal Money Market Fund — Morgan Class Shares
JPMorgan Municipal Money Market Fund — Service Shares	N/A
JPMorgan Municipal Money Market Fund — Reserve Class Shares	One Group Municipal Money Market Fund — Class A Shares
JPMorgan Municipal Money Market Fund — Morgan Class Shares	One Group Municipal Money Market Fund — Morgan Class Shares

Current Name	Prior Name
JPMorgan Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Ohio Municipal Money Market Fund — Reserve Class Shares	One Group Ohio Municipal Money Market Fund — Class A Shares
JPMorgan Ohio Municipal Money Market Fund — Morgan Class Shares	One Group Ohio Municipal Money Market Fund — Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund — Reserve Class Shares	One Group Prime Money Market Fund — Class A Shares
JPMorgan Liquid Assets Money Market Fund — Morgan Class Shares	One Group Prime Money Market Fund — Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund — Service Shares	N/A
JPMorgan U.S. Treasury Plus Money Market Fund — Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund — Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund — Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund — Morgan Class Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund — Class A Shares	JPMorgan Capital Growth Fund — Class A Shares
JPMorgan Disciplined Equity Fund — Class A Shares	JPMorgan Disciplined Equity Fund — Class A Shares
JPMorgan Diversified Fund — Class A Shares	JPMorgan Diversified Fund — Class A Shares
JPMorgan Dynamic Small Cap Fund — Class A Shares	JPMorgan Dynamic Small Cap Fund — Class A Shares
JPMorgan Asia Equity Fund — Class A Shares	JPMorgan Fleming Asia Equity Fund — Class A Shares
JPMorgan Emerging Markets Equity Fund — Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class A Shares
JPMorgan International Equity Fund — Class A Shares	JPMorgan Fleming International Equity Fund — Class A Shares
JPMorgan International Growth Fund — Class A Shares	JPMorgan Fleming International Growth Fund — Class A Shares
JPMorgan International Opportunities Fund — Class A Shares	JPMorgan Fleming International Opportunities Fund — Class A Shares
JPMorgan International Small Cap Equity Fund — Class A Shares	JPMorgan Fleming International Small Cap Equity Fund — Class A Shares
JPMorgan International Value Fund — Class A Shares	JPMorgan Fleming International Value Fund — Class A Shares
JPMorgan Intrepid European Fund — Class A Shares	JPMorgan Fleming Intrepid European Fund — Class A Shares
JPMorgan Japan Fund — Class A Shares	JPMorgan Fleming Japan Fund — Class A Shares
JPMorgan Intrepid International Fund — Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund — Class A Shares and JPMorgan Tax Aware International Opportunities Fund — Class A Shares
JPMorgan Growth and Income Fund — Class A Shares	JPMorgan Growth and Income Fund — Class A Shares

Current Name	Prior Name
JPMorgan Intrepid America Fund — Class A Shares	JPMorgan Intrepid America Fund — Class A Shares
JPMorgan Intrepid Growth Fund — Class A Shares	JPMorgan Intrepid Growth Fund — Class A Shares
JPMorgan Intrepid Multi Cap Fund — Class A Shares	JPMorgan Intrepid Investor Fund — Class A Shares and JPMorgan Intrepid Contrarian Fund — Class A (name effective until 4/10/06)
JPMorgan Intrepid Value Fund — Class A Shares	JPMorgan Intrepid Value Fund — Class A Shares
JPMorgan Market Neutral Fund — Class A Shares	JPMorgan Market Neutral Fund — Class A Shares
JPMorgan Mid Cap Equity Fund — Class A Shares	JPMorgan Mid Cap Equity Fund — Class A Shares
JPMorgan Growth Advantage Fund — Class A Shares	JPMorgan Mid Cap Growth Fund — Class A Shares
JPMorgan Mid Cap Value Fund — Class A Shares	JPMorgan Mid Cap Value Fund — Class A Shares
JPMorgan Small Cap Equity Fund — Class A Shares	JPMorgan Small Cap Equity Fund — Class A Shares
JPMorgan Tax Aware U.S. Equity Fund — Class A Shares	JPMorgan Tax Aware U.S. Equity Fund — Class A Shares
JPMorgan U.S. Equity Fund — Class A Shares	JPMorgan U.S. Equity Fund — Class A Shares
Undiscovered Managers Small Cap Growth Fund — Class A Shares	UM Small Cap Growth Fund — Class A Shares
Undiscovered Managers Behavioral Growth Fund — Class A Shares	Undiscovered Managers Behavioral Growth Fund — Class A Shares
Undiscovered Managers Behavioral Growth Fund — Investor Class Shares	Undiscovered Managers Behavioral Growth Fund — Investor Class Shares
Undiscovered Managers Behavioral Value Fund — Class A Shares	Undiscovered Managers Behavioral Value Fund — Class A Shares
JPMorgan Realty Income Fund — Class A Shares	Undiscovered Managers REIT Fund — Class A Shares
JPMorgan Intrepid Mid Cap Fund — Class A Shares	One Group Diversified Mid Cap Fund — Class A Shares and JPMorgan Diversified Mid Cap Fund — Class A Shares
JPMorgan Equity Income Fund — Class A Shares	One Group Equity Income Fund — Class A Shares
JPMorgan Equity Index Fund — Class A Shares	One Group Equity Index Fund — Class A Shares
JPMorgan International Equity Index Fund — Class A Shares	One Group International Equity Index Fund — Class A Shares
JPMorgan Large Cap Growth Fund — Class A Shares	One Group Large Cap Growth Fund — Class A Shares
JPMorgan Large Cap Value Fund — Class A Shares	One Group Large Cap Value Fund — Class A Shares
JPMorgan Market Expansion Index Fund — Class A Shares	One Group Market Expansion Index Fund — Class A Shares
JPMorgan Multi-Cap Market Neutral Fund — Class A Shares	One Group Market Neutral Fund — Class A Shares
JPMorgan Diversified Mid Cap Growth Fund — Class A Shares	One Group Mid Cap Growth Fund — Class A Shares
JPMorgan Diversified Mid Cap Value Fund — Class A Shares	One Group Mid Cap Value Fund — Class A Shares
JPMorgan U.S. Real Estate Fund — Class A Shares	One Group Real Estate Fund — Class A Shares
JPMorgan Small Cap Growth Fund — Class A Shares	One Group Small Cap Growth Fund — Class A Shares
JPMorgan Small Cap Value Fund — Class A Shares	One Group Small Cap Value Fund — Class A Shares
JPMorgan Value Advantage Fund — Class A Shares	N/A

Current Name	Prior Name
JPMorgan U.S. Large Cap Core Plus Fund — Class A Shares	N/A
JPMorgan Micro Cap Fund — Class A Shares	N/A
Highbridge Statistical Market Neutral Fund — Class A Shares	N/A
JPMorgan Intrepid Long/Short Fund — Class A Shares	N/A
JPMorgan Strategic Small Cap Value Fund — Class A Shares	N/A
JPMorgan Insurance Trust Diversified Equity Portfolio — Class 2	N/A
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio — Class 2	N/A
JPMorgan Insurance Trust International Equity Portfolio — Class 2	N/A
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio — Class 2	N/A
JPMorgan Insurance Trust Large Cap Growth Portfolio — Class 2	N/A
JPMorgan Insurance Trust Large Cap Value Portfolio — Class 2	N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio — Class 2	N/A
JPMorgan International Realty Fund — Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund — Class A Shares	JPMorgan Bond Fund — Class A Shares
JPMorgan California Tax Free Bond Fund — Class A Shares	JPMorgan California Bond Fund — Class A Shares
JPMorgan Emerging Markets Debt Fund — Class A Shares	JPMorgan Fleming Emerging Markets Debt Fund — Class A Shares
JPMorgan Enhanced Income Fund — Class A Shares	JPMorgan Enhanced Income Fund — Class A Shares
JPMorgan Strategic Income Fund — Class A Shares	JPMorgan Global Strategic Income Fund — Class A Shares (name effective until 6/16/06)
JPMorgan Strategic Income Fund — M Class Shares	JPMorgan Global Strategic Income Fund — M Class Shares (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund — Class A Shares	JPMorgan Intermediate Tax Free Income Fund — Class A Shares
JPMorgan New York Tax Free Bond Fund — Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class A Shares
JPMorgan Short Term Bond Fund — Class A Shares	JPMorgan Short Term Bond Fund — Class A Shares
JPMorgan Short Term Bond Fund II — Class A Shares	JPMorgan Short Term Bond Fund II — Class A Shares
JPMorgan Tax Aware Enhanced Income Fund — Class A Shares	JPMorgan Tax Aware Enhanced Income Fund — Class A Shares

Current Name	Prior Name
JPMorgan Arizona Municipal Bond Fund — Class A Shares	One Group Arizona Municipal Bond Fund — Class A Shares
JPMorgan Core Bond Fund — Class A Shares	One Group Bond Fund — Class A Shares
JPMorgan Government Bond Fund — Class A Shares	One Group Government Bond Fund — Class A Shares
JPMorgan High Yield Bond Fund — Class A Shares	One Group High Yield Bond Fund — Class A Shares
JPMorgan Core Plus Bond Fund — Class A Shares	One Group Income Bond Fund — Class A Shares
JPMorgan Intermediate Bond Fund — Class A Shares	One Group Intermediate Bond Fund — Class A Shares
JPMorgan Kentucky Municipal Bond Fund — Class A Shares	One Group Kentucky Municipal Bond Fund — Class A Shares
JPMorgan Louisiana Municipal Bond Fund — Class A Shares	One Group Louisiana Municipal Bond Fund — Class A Shares
JPMorgan Michigan Municipal Bond Fund — Class A Shares	One Group Michigan Municipal Bond Fund — Class A Shares
JPMorgan Mortgage-Backed Securities Fund — Class A Shares	One Group Mortgage Backed Securities Fund — Class A Shares
JPMorgan Municipal Income Fund — Class A Shares	One Group Municipal Income Fund — Class A Shares
JPMorgan Ohio Municipal Bond Fund — Class A Shares	One Group Ohio Municipal Bond Fund — Class A Shares
JPMorgan Short Duration Bond Fund — Class A Shares	One Group Short-Term Bond Fund — Class A Shares
JPMorgan Short Term Municipal Bond Fund — Class A Shares	One Group Short-Term Municipal Bond Fund — Class A Shares
JP Morgan Tax Free Bond Fund — Class A Shares	One Group Tax-Free Bond Fund — Class A Shares
JP Morgan Treasury & Agency Fund — Class A Shares	One Group Treasury & Agency Fund — Class A Shares
JP Morgan Ultra Short Duration Bond Fund — Class A Shares	One Group Ultra Short-Term Bond Fund — Class A Shares and JP Morgan Ultra Short Term Bond Fund — Class A Shares (name effective until 7/1/06)
JP Morgan West Virginia Municipal Bond Fund — Class A Shares	One Group West Virginia Municipal Bond Fund — Class A Shares
JPMorgan Tax Aware Real Return Fund — Class A Shares	N/A
JPMorgan Real Return Fund — Class A Shares	N/A
JPMorgan Insurance Trust Core Bond Portfolio — Class 2	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Group Investor Balanced Fund — Class A Shares	One Group Investor Balanced Fund — Class A Shares
JP Morgan Conservative Growth Fund — Class A Shares	One Group Investor Conservative Growth Fund — Class A Shares
JPMorgan Investor Growth & Income Fund — Class A Shares	One Group Investor Growth & Income Fund — Class A Shares
JPMorgan Investor Growth Fund — Class A Shares	One Group Investor Growth Fund — Class A Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2010 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2015 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2020 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2030 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2040 Fund — Class A Shares	N/A

*    *    *    *

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Fleming Series Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young

Name:	Robert L. Young

Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields

Name:	Nancy E. Fields

Title:	Vice President